UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): March 20, 2019

e.l.f. Beauty, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37873	46-4464131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

570 10th Street
Oakland, CA 94607
(Address of principal executive offices)

(510) 778-7787
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer
On March 20, 2019, the Board of Directors (the “Board”) of e.l.f. Beauty, Inc. (the “Company”) appointed Mandy Fields as the Company’s Senior Vice President and Chief Financial Officer (and as the Company’s principal financial officer and principal accounting officer), effective as of April 22, 2019.
Ms. Fields, 38, has over 15-years of retail finance experience, most recently as the Chief Financial Officer of BevMo!, the number one retailer of alcoholic beverages on the West Coast, a position Ms. Fields held between June 2016 and March 2019. At BevMo!, Ms. Fields was responsible for overseeing accounting, risk management, investor relations, financial planning and analysis, and merchandise planning. Prior to joining BevMo!, Ms. Fields held positions of increasing responsibility at Albertsons Companies LLC, a grocery company, from 2010 to 2016 where she ultimately served as the Vice President of Finance and Analytics from July 2015 to June 2016. Prior to serving as the Vice President of Finance and Analytics, Ms. Fields served as Director of Consumer Brands Finance at Albertsons Companies from August 2011 to June 2015. Ms. Fields began her retail finance career at The Gap, Inc., a clothing company, after working as an equity analyst at J.P. Morgan, an investment bank. Ms. Fields holds a Bachelor of Science in Finance from Indiana University of Bloomington’s Kelley School of Business.
There are no family relationships between Ms. Fields and any director or executive officer of the Company, or any person chosen by the Company to become a director or executive officer. There are no related party transactions of the kind described in Item 404(a) of Regulation S-K in which Ms. Fields had or will have a direct or indirect material interest.
In connection with Ms. Fields’ appointment as Senior Vice President and Chief Financial Officer, Ms. Fields entered into an employment agreement with the Company and e.l.f. Cosmetics, Inc. (the Company’s principal operating subsidiary) (the “Employment Agreement”), pursuant to which Ms. Fields will receive an annual base salary of $350,000. Ms. Fields will also be eligible to receive an annual target cash performance bonus of 50% of her annual base salary, depending on the achievement of certain performance goals to be established by the Compensation Committee of the Board. While Ms. Fields will be employed on an at-will basis, the Employment Agreement provides that in the event of her termination for reasons other than death, disability or “cause” (as defined in the Employment Agreement), or at the election of Ms. Fields for “good reason” (as defined in the Employment Agreement), Ms. Fields will be entitled to severance payments equal to (i) 12 months’ base salary, (ii) a pro-rated bonus based on actual performance for the fiscal year in which termination occurs, provided that Ms. Fields has been employed with the Company for at least six months of such fiscal year, and (iii) continued COBRA coverage for a period of up to 12 months.
Ms. Fields will also be granted an equity award pursuant to the Company’s 2016 Equity Incentive Award Plan, with a targeted grant date value of $2 million, consisting of a mix of shares of restricted stock (the “RSAs”) and a nonqualified stock option exercisable for the Company’s common stock (the “Option”). The number of RSAs will be determined by dividing the applicable target value for the RSAs by the per share closing trading price of the Company’s common stock as of the date of grant as reported on the New York Stock Exchange (the “NYSE”). The number of shares subject to the Option will be determined using a calculated value. The exercise price for the shares subject to the Option will be the per share closing trading price of the Company’s common stock on the date of grant as reported on the NYSE. The RSAs and the shares subject to the Option will vest over a four-year period, with 25% vesting on each anniversary of Ms. Fields’ start date, subject to Ms. Fields’ continuing to provide services to the Company through each applicable vesting date.
The Company also expects to enter into the Company’s standard form of indemnification agreement with Ms. Fields.
The Employment Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, which is incorporated herein by reference.
Appointment of President
On March 20, 2019, the Board appointed Tarang P. Amin, 54, the Company’s Chief Executive Officer and Chairman of the Board, as President of the Company, effective as of April 1, 2019. Mr. Amin’s business experience and related information required by Item 5.02(c)(2) of Form 8-K is hereby incorporated by reference to the section entitled “Board of Directors—Continuing Directors” of the Company’s definitive proxy statement for the 2018 annual meeting of stockholders, filed with the Securities and Exchange Commission on April 10, 2018.

No changes were made to Mr. Amin’s compensation or employment arrangements in connection with his appointment as President. Mr. Amin’s amended and restated employment agreement was filed as Exhibit 10.16 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, which was filed with the Securities and Exchange Commission on February 28, 2019.

Item 7.01	Regulation FD Disclosure.
On March 21, 2019, the Company issued a press release announcing Ms. Fields’ appointment as Senior Vice President and Chief Financial Officer of the Company. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated March 15, 2019, by and among, e.l.f. Beauty, Inc., e.l.f. Cosmetics, Inc. and Mandy Fields.
99.1	Press Release, dated March 21, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

e.l.f. Beauty, Inc.

Date: March 21, 2019	By:	/s/ Scott K. Milsten
Scott K. Milsten
Senior Vice President and General Counsel